                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) March 5, 2007
                                                        ---------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Midland House, Singapore 188970
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
--------------------------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective March 5, 2007, the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") appointed the following directors to the Board of Directors of the Company to fill in the existing vacancies:

Lewis Marks, age 56
Ngiam Zee Moey, age 52

Mr. Marks graduated from the Georgetown University of Foreign Service (B.S.F.S.
1973) and S.U.N.Y. Buffalo School of Law (1977). Mr. Lewis Marks is fluent in Mandarin Chinese and Japanese. Since 2003 until present, Mr. Lewis Marks has been a Director of CBH Resources Co., Ltd., Sydney, Australia; since 2002 until present Mr. Lewis Marks has been a Director of Coeau Vert Co., Ltd., Tokyo, Japan; and since 2002 until present, he has been a Managing Member of M.I.C. Global Partners, LLC.

Mr. Ngiam Zee Moey is a Fellow Member of the Institute of Certified Public Accountants of Singapore; he is a Member of Marketing Institute of Singapore, and a Fellow of Association of Chartered Certified Accountants UK. From 1987 - March, 2005 he has been Group Financial Controller for LAUW & SONS GROUP OF COMPANIES. He was responsible for all financial matters of the Group's Singapore operation, development and implementation of marketing programs of the Group's Properties and identification and development of investment opportunities.

He also reviewed quarterly financial and Management reports of overseas Companies in USA, Taiwan and Australia . From 2004 until present, he has been Joint Company Secretary for AEI CORPORATION LTD.

The Board of Directors also appointed the Company's director, Mr. Sakae Torisawa as the Chairman of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 7, 2007                    AMARU, INC.

                                        By: /s/ Colin Binny
                                            --------------------------
                                            Colin Binny
                                            President